Exhibit 10.36

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

Production Pricing Agreement
Effective Date: 12/1/2022

Seller Name	Panasonic Energy Corporation of North America ("PECNA”)
Address	1 Electric Avenue, Sparks, NV, 89437
Place of Incorporation	Delaware

Commodity Description	Battery Cells
Tier 1 or Tier 2	Tier 1
Supplier Shipping Site Code	To be created
Incoterms	FCA (Incoterms 2010)
Manufacturing address	De Soto, KS
Ship from address	[To be provided by Panasonic by Jan 2024]

Delivery Location	Lucid USA, Inc.
Address	Lucid Motors Logistics Operations Center, 1115 W. Alameda Dr., Tempe, AZ 85282, USA

Pricing Validity Period	7/1/2025	through	12/31/2031
Production Volume	As provided in forecast Exhibit C
Payment Terms	see Section 5 below
1.    This Production Pricing Agreement (Standard) (“PPA”) is entered into by Lucid USA, Inc. (“Lucid”) and PECNA (identified above) with respect to the goods described in Exhibit A (“Products”). Lucid and PECNA are each a “Party” and collectively are the “Parties”. The General Terms and Conditions between Panasonic Energy Co., Ltd. and Lucid dated as of December 1st, 2022 (“GTC”) are incorporated by reference into this PPA as an integral part hereof. In case of any inconsistencies between the terms of the GTC and the terms of this PPA, the terms of this PPA shall prevail.
2.    Pricing. Lucid and PECNA agree to the pricing for the Products set forth in Exhibit A (“Prices”); The Prices: (a) are subject to certain agreed adjustments for Raw Material Adjustments as provided in Exhibit B and for exchange rate fluctuations between United States Dollars and Japanese Yen with respect to all costs for the Products procured or payable in Japanese Yen as provided in Exhibit B, and (b) are exclusive of all applicable sales, value added, surcharges, or similar transfer taxes or charges. PECNA shall extend a sufficient credit limit to Lucid in accordance with the Payment Terms set forth above.

Production Pricing Agreement (Standard), ver. January 2021    Page 1 of 8

3.    Orders, Volumes. Lucid shall issue Production Orders, Spot Orders and Releases (as defined in Schedule 1 of the GTC) for the Production Volumes set forth in Exhibit C.
4.    Miscellaneous. PECNA and Lucid agree (a) that the GTC, and the Production Order, Spot Orders and Releases (collectively, the “POs”) issued by or for Lucid and accepted by PECNA in accordance with the relevant terms of the GTC are incorporated as an integral part of this PPA and (b) that the GTC, POs, and this PPA constitute, collectively, the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior oral or written representations or agreements by the Parties with respect to such subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties. Any standard preprinted or other terms and conditions included or referenced in the PECNA’s invoice(s) or other documents are excluded and shall not be part of this PPA.
5.    Payment terms
a.    Payment terms for this PPA will be determined through good faith discussions at the appropriate timing prior to the first delivery of the Products to Lucid with the intention to use the Parties’ best effort to reflect the payment terms agreed to in the production pricing agreement between Lucid and Panasonic Industrial Devices Sales Company of America, Division of Panasonic Corporation of North America dated as of December 1st, 2022.

Agreed by authorized representatives of each Party and signed by them as of the date set forth above (the “PPA Effective Date”).

Panasonic Energy Corporation of North America		Lucid USA, Inc.
By:	/s/ Yasuaki Takamoto	By:	/s/ Sherry House
Printed:	Yasuaki Takamoto	Printed:	Sherry House
Title:	President	Title:	Chief Financial Officer
Date:	Dec 7, 2022	Date:	12/12/2022

This PPA incorporates the following Exhibits:
Exhibit A: Product and Price
Exhibit B: Raw material and exchange price adjustments
Exhibit C: Volume Forecast
Exhibit D: Performance Metrics
Exhibit E: Lucid Pre-payment
Exhibit F: BOM Cost
Exhibit G: Inflation Reduction Act (IRA)

Production Pricing Agreement (Standard), ver. January 2021    Page 2 of 8

Exhibit A: Product and Price

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 3 of 8

Exhibit B: Raw material and exchange price adjustments

[***]

Chart 1B - Raw material & foreign exchange Indexes

Raw Material Type	Unit cost	Index Authority	Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

Chart 2B – Raw Material adjustment cadence

Shipment Month	Arithmetic average of the daily Calculated Index price during the following period:	Applies for following indices
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Chart 3B – Raw material formula and base price

Definition		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Example only, [***]

Definition		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

Other cell costs:

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 4 of 8

Chart 4B – Exchange Rate

Input	Representative letter	Description	Value
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 5 of 8

Exhibit C: Volume Forecast

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 6 of 8

Exhibit D: Performance Metrics

As referenced in the GTC, the Parties agree to the following Performance Metrics.

Metric Name	Metric	Detailed calculation
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit E: Lucid Pre-payment:
Lucid agrees to pay PECNA a non-refundable prepayment amount of [***].

Payment Schedule:

Milestone	Payment %	Milestone description	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 7 of 8

Exhibit F: BOM Cost

Material	Unit	Raw materials	Base line unit price	Base Usage/Cell
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Exhibit G: Inflation Reduction Act (IRA)
PECNA will use its best efforts to qualify for and pursue available tax credits and elective payments under IRC Section 6417 or Section 6418 with respect to Section 45X Advanced Manufacturing Production Tax Credit (“Production Tax Credit”) for Goods sold to Lucid. In the event PECNA qualifies for and makes such an election, the Production Tax Credit [***].

Production Pricing Agreement (Standard), ver. January 2021    Page 8 of 8